UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 28, 2006 (July 27, 2006)

Analysts International Corporation
(Exact name of registrant as specified in its charter)

Minnesota	0-4090	41-0905408
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3601 West 76th Street, Minneapolis, Minnesota	55435-3000
(Address for principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (952) 835-5900

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On July 27, 2006, Analysts International Corporation held a conference call in which management answered questions concerning the Company’s financial results for the second quarter ended July 1, 2006 and future business strategy. The full text of the question and answer session from the conference call is furnished as Exhibit 99.1 to this Current Report.

The information in this Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Cautionary Statement for the Purpose of Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995

The Transcript of the question and answer session from the Company’s July 27, 2006 earnings conference call contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  In some cases, forward-looking statements can be identified by words such as “believe,” “expect,” “anticipate,” “plan,” “potential,” “continue” or similar expressions.  Forward-looking statements also include the assumptions underlying or relating to any of the foregoing statements.  Such forward-looking statements are based upon current expectations and beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements.  Statements made in this question and answer session by Jeffrey Baker, President and CEO or David Steichen, CFO, regarding: (i) growth and/or improvement in the Company’s revenue, profit or gross margin for the Company as a whole or a specific type of service or account or in a geographical area; in its IT Staffing or Solutions Service practice areas, in the Company’s mid-market accounts or in any particular geographical area(s); (ii) the revenue or profit potential of recently awarded contracts or other potential business opportunities; (iii) specific information or predictions as to gross revenue or profit for fiscal year 2007; (iv) utilization rates of the Company’s technical personnel or improvement in those utilization rates; (v) future staffing levels for overhead or technical personnel; (vi) future entry into any new area of business or market space, including but not limited to federal government work; (vii) implementation of a next generation staffing model; (viii) future efforts to increase the Company’s stock price, including but not limited to, reduction of debt or a stock repurchase program; or (ix) the Company’s participation in merger or acquisition activity are forward looking statements. These statements are not guarantees of future performance, involve certain risks, uncertainties and assumptions that are difficult to predict, and are based upon assumptions as to future events that may not prove accurate.  Therefore, actual outcomes and results may differ materially from what is expressed herein.  In any forward-looking statement in which Mr. Baker expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the statement or expectation or belief will result or be achieved or accomplished.  The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: (i) the Company’s ability to increase revenue in any specific geographical location(s), through any new accounts or in any existing client accounts; (ii) the Company’s ability to control costs to implement recently awarded client contracts; (iii) the Company’s ability to improve gross margins, utilization rates, bill rates and other aspects of its IT Staffing or Solutions Services groups; (iv) legal and other factors affecting the Company’s ability to take action, including but not limited to a stock repurchase program, to improve its stock price; (v) the Company’s ability to participate in industry consolidation; and (vi) other economic, business, competitive and/or regulatory factors affecting the Company’s business generally, including those set forth in the Company’s filings with the SEC, including its Annual Report on Form 10-K for its most recent fiscal year, especially in the Management’s Discussion and Analysis section, its most recent Quarterly Report on Form 10-Q and its Current Reports on Form 8-K.  All forward-looking statements included in the conference call’s question and answer session are based on information available to the Company on the date of the earnings conference call.   The Company undertakes no obligation (and expressly disclaims any such obligation) to update forward-looking statements made in the conference call’s question and answer session to reflect events or circumstances after the date of the conference call or to update reasons why actual results would differ from those anticipated in such forward-looking statements.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits.

Exhibit Number	Description

99.1	Transcript of question and answer session from Analysts International Corporation’s earnings conference call held July 27, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	July 28, 2006	ANALYSTS INTERNATIONAL CORPORATION

/s/ Colleen M. Davenport
Colleen M. Davenport
Secretary and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

99.1	Transcript of question and answer session from Analysts International Corporation’s earnings conference call held July 27, 2006.